UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     SS.240.14a-12


                          Berkeley Technology Limited
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                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                           BERKELEY TECHNOLOGY LIMITED
                                One Castle Street
                           St. Helier, Jersey JE2 3RT
                                 Channel Islands



                                 April 29, 2009


Dear ADR holder:

     You are cordially invited to attend the Annual General Meeting of Shareholders of Berkeley Technology Limited to be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Friday, July 31, 2009, at 9:00 a.m. local time.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

     As an ADR holder you are not entitled to vote directly at the meeting, however, the ADR Depositary, The Bank of New York Mellon, is obligated to vote the shares it holds on your behalf in accordance with your instructions. Whether or not you plan to attend the meeting, it is important that your interests be represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York Mellon (in the accompanying envelope). In order for your proxy instructions to be valid, they must be received by The Bank of New York Mellon on or before July 23, 2009. You may revoke or amend your proxy for any reason provided that such change is received by The Bank of New York Mellon on or before July 23, 2009.

     Thank you for your interest in Berkeley Technology Limited.

Sincerely,

/s/ Robert A. Cornman

Robert A. Cornman
Secretary

                           BERKELEY TECHNOLOGY LIMITED
                                One Castle Street
                           St. Helier, Jersey JE2 3RT
                                 Channel Islands


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS


To the ADR holders of Berkeley Technology Limited:

     NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Berkeley Technology Limited (the "Company") will be held at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands on Friday, July 31, 2009, at 9:00 a.m. local time, for the following purposes:

Ordinary Business

1. To receive the report of the directors and the financial statements included in the Company's Annual Report to Shareholders for the year ended December 31, 2008, together with the report of BDO Stoy Hayward LLP, the Company's independent auditors.

2.   To re-elect a director, Harold E. Hughes, Jr., who is retiring by rotation.

3. To re-appoint BDO Stoy Hayward LLP as the Company's independent auditors for purposes of the Company's primary listing on the London Stock Exchange and BDO Seidman, LLP as the Company's independent registered public accounting firm for purposes of the Company's listing in the U.S., and to authorize the directors to fix their remuneration.

Other Business

4. To act on any other matters that may properly come before the meeting.

     The Board of Directors knows of no other matters which may be presented for shareholder action at the meeting. To date, no shareholder proposals have been received by the Company. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

     Holders of our Ordinary Shares are entitled to twenty-one (21) clear days notice of, and to vote at, the Annual General Meeting and any adjournment thereof. Only ADR holders of record at the close of business on April 22, 2009 are entitled to notice of, to attend and to have their vote counted at the Annual General Meeting and any adjournment thereof. ADR holders are not entitled to vote directly at the meeting; however, the ADR Depositary, The Bank of New York Mellon, is obligated to vote the shares it holds on behalf of the ADR holders in accordance with their instructions. Accordingly, please sign, date and return the enclosed proxy card to The Bank of New York Mellon (in the accompanying envelope). IN ORDER FOR YOUR PROXY INSTRUCTIONS TO BE VALID, THEY MUST BE RECEIVED BY THE BANK OF NEW YORK MELLON ON OR BEFORE JULY 23, 2009. A copy of our Annual Report to Shareholders for the year ended December 31, 2008, which contains audited consolidated financial statements and other information, accompanies this Notice and the enclosed Proxy Statement. All ADR holders are cordially invited to attend the meeting.


By Order of the Board of Directors

/s/ Robert A. Cornman

Robert A. Cornman
Secretary

April 29, 2009

                           BERKELEY TECHNOLOGY LIMITED
                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------
                        ABOUT THE ANNUAL GENERAL MEETING


General

     This Proxy Statement and the accompanying proxy card are being mailed to ADR holders of Berkeley Technology Limited (the "Company" and, together with its subsidiaries, the "Group") on or about April 29, 2009, in connection with the solicitation of proxies by our Board of Directors for use at the Annual General Meeting of Shareholders to be held on July 31, 2009 (the "Meeting"), or at any adjournments thereof. The Meeting will be held at 9:00 a.m. local time, at the Jersey Museum, Ouless Room, The Weighbridge, St. Helier, Jersey, Channel Islands.

Proxies

     The proxy card accompanying this Proxy Statement, which instructs The Bank of New York Mellon as ADR Depositary (the "ADR Depositary"), is solicited by our Board of Directors. ADRs represented by properly executed proxies received by the ADR Depositary in time for the Meeting will be voted in accordance with the choices specified in the proxies. Any ADR holder giving a proxy has the power to revoke it prior to its exercise by giving notice of revocation to the ADR Depositary in writing, or by executing and delivering to the ADR Depositary a later dated proxy. However, such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Proxy instructions, amendments or revocations must therefore be received by the ADR Depositary on or before July 23, 2008.

Solicitation

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials used in the solicitation of proxies will be borne by us. In addition to soliciting by mail, our directors, officers and employees, without receiving any additional compensation, may solicit proxies personally, by telephone or facsimile. Except as described above, we do not presently intend to solicit proxies other than by mail.

     Also enclosed herewith is a copy of our Annual Report to Shareholders for the year ended December 31, 2008.

Voting and Quorum at the Annual General Meeting

     Holders of ADRs should complete and return the enclosed proxy card in accordance with the terms provided thereon not later than the close of business on July 23, 2009. The close of business on April 22, 2009 has been fixed as the record date for the determination of the holders entitled to give instructions of voting rights at the Meeting and any adjournment thereof. Under the depositary agreement between us and the ADR Depositary, the ADR Depositary shall not vote or attempt to exercise the right to vote that attaches to the Ordinary Shares other than in accordance with such instructions.

     Two shareholders present in person or by proxy and entitled to vote, holding in aggregate, or represented by proxy, not less than one-third of the total Ordinary Shares outstanding, shall be a quorum for all purposes. If a quorum is present, directors are elected and all other matters are decided upon by a show of hands, unless before or upon the declaration of the results, a poll is demanded by the Chairman of the Meeting or by at least three shareholders or by one or more shareholders representing not less than one-tenth of the total voting rights of shareholders. If a poll is taken, every shareholder who is present in person by representative or proxy shall have one vote for every share of which he or she is the holder. Cumulative voting in the election of directors is not permitted.

     The Company does not have a policy with regard to members of the Board of Directors attending Annual General Meetings. One Board member attended the prior year's Annual General Meeting.

     Proposals 1 to 3 which are described below are ordinary resolutions. Any other resolutions presented at the meeting would be special resolutions. The approval of an ordinary resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The approval of a special resolution requires an affirmative vote of at least two-thirds of the votes cast at the Meeting. Accordingly, abstentions and broker non-votes will have no effect on any resolution voted on at the Meeting.

     As of March 31, 2009, there were 64,439,073 Ordinary Shares outstanding and 1,187,193 ADRs outstanding, representing 11,871,930 of those Ordinary Shares or 18.4% of the Company's total outstanding shares. Each Ordinary Share carries one vote in a poll. Each ADR carries ten votes indirectly through each Ordinary Share held by the ADR Depositary on the ADR holder's behalf.

     For the purposes of this Proxy Statement, the term "vote" shall refer to either a vote by a holder of Ordinary Shares or instructions to the ADR Depositary by a holder of ADRs.


          PROPOSAL 1 - REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS

     To receive the report of the directors and the financial statements included in the Company's Annual Report to Shareholders for the year ended
December 31, 2008, together with the report of BDO Stoy Hayward LLP, the Company's independent auditors.

     Our Articles of Association provide that each year the above shall be presented before a General Meeting of Shareholders. The Board of Directors recommends a vote for the acceptance of the report of the directors and financial statements for the year ended December 31, 2008, together with the report of the independent auditors thereon. Shareholder approval is not required, but is being sought as a matter of good corporate practice.


                        PROPOSAL 2 - ELECTION OF DIRECTOR

     To re-elect a director, Harold E. Hughes, Jr., who is retiring by rotation.

     Our Articles of Association provide that at each Annual General Meeting, one-third (or the number nearest to but not exceeding one-third) of the directors other than Arthur I. Trueger, who, as he is also our managing director, does not retire by rotation nor is counted in calculating the number of directors to retire by rotation, shall retire from office by rotation. Under our Articles of Association, there shall be no less than three directors. The directors (other than Mr. Trueger) are elected to hold office until they are subject to retirement by rotation. Harold E. Hughes, Jr., the nominated director for 2009, has informed us that he is willing to serve as a director. No person other than a director retiring at the meeting shall, unless recommended by our Board of Directors, be eligible for election to the office of director at any Annual General Meeting unless not less than seven, nor more than twenty-eight
(28) days, before the date appointed for the meeting, a notice in writing signed by a shareholder, and a notice in writing signed by that person of his willingness to be elected, has been left at our registered office in Jersey.

     Our Board of Directors may appoint any person to be a director, either to fill a casual vacancy or as an additional director. Any director so appointed shall hold office only until the next Annual General Meeting and shall then be eligible for re-appointment, but shall not be taken into account in determining the directors who are to retire by rotation at such meeting.

     The following director, already being a member of our Board of Directors and eligible for re-election, retires by rotation and is nominated for re-election at this Annual General Meeting.

Harold E. Hughes, Jr.         Mr.  Hughes,  age  63,  has  been a  non-executive
                              director  since  January  1987.  He has been Chief
                              Executive    Officer    of   Rambus,    Inc.,    a
                              chip-semiconductor
                              interface  supplier,  since  January  2005,  and a
                              director of Rambus since June 2003. Previously, he
                              was   Chairman  of  Pandesic   LLC,  an  eCommerce
                              software   supplier   owned   jointly   by   Intel
                              Corporation  and SAP, from 1997 to 2000.  Prior to
                              Pandesic,   Mr.   Hughes  was  employed  by  Intel
                              Corporation for 23 years, during which time he held a number of positions in financial and operational management. He previously served on the boards of Xilinx, Inc. and REMEC, Inc., having resigned those board seats in 2006 and 2005, respectively. Mr. Hughes is a member of the Audit, Business Development and Compensation Committees.

     Subject to re-election, Mr. Hughes will be required to retire by rotation again at the Annual General Meeting in 2012, provided that no additional directors are appointed, or existing directors resign, before that time.

     The Board of Directors recommends a vote FOR the re-election of Harold E. Hughes, Jr. as a director.


                PROPOSAL 3 - APPOINTMENT OF INDEPENDENT AUDITORS

     To re-appoint BDO Stoy Hayward LLP as the Company's independent auditors for purposes of the Company's primary listing on the London Stock Exchange and BDO Seidman, LLP as the Company's independent registered public accounting firm for purposes of the Company's listing in the U.S., and to authorize the directors to fix their remuneration.

     We do not expect that representatives of BDO Stoy Hayward LLP or BDO Seidman, LLP will be present at the Annual General Meeting. BDO Stoy Hayward LLP and BDO Seidman, LLP have been our auditors since July 2002.

     The Board of Directors recommends a vote FOR the proposal to re-appoint BDO Stoy Hayward LLP as our independent auditors for purposes of our listing on the London Stock Exchange and BDO Seidman, LLP as our independent registered public accounting firm for purposes of our listing in the U.S., and to authorize the directors to fix their remuneration. Shareholder approval of our auditors is a legal requirement, and if shareholders were to reject this proposal, the directors would have to appoint another independent auditor.


                        BOARD OF DIRECTORS AND COMMITTEES

     Biographical information about each director continuing in office is provided below:


Arthur I. Trueger             Mr.  Trueger,   age  60,  is  the  founder  and  a
Executive Chairman            principal   shareholder  of  Berkeley   Technology
                              Limited. He has worked for us for more than 31 years and holds A.B., M.A. and J.D. degrees from the University of California.

Director continuing in office for a term expiring in 2010:

The Viscount Trenchard        Lord  Trenchard,  age 58, has been a non-executive
                              director since August 1999. He was appointed a Managing Director of Mizuho International plc in
                              2007, and became a director of Bache Global Series also in 2007. Previously, Lord Trenchard was a Senior Adviser to Prudential Financial, Inc., a provider of international private client wealth management services, from 2002 to 2008. He was a director of Robert Fleming and Co. Limited, or one of its principal subsidiaries, from 1996 to 2000, where he was also head of Japanese Investment
                              Banking. He was a director of Kleinwort

                              Benson Limited from 1986 to 1996, whose Tokyo office he managed for many years. Lord Trenchard is a member of the Audit and Business Development Committees.

Director continuing in office for a term expiring in 2011:

Victor A. Hebert              Mr.  Hebert,  age  72,  has  been a  non-executive
Deputy Chairman               director  since  the  Company's  incorporation  in
                              January 1985 and Deputy  Chairman  since  February
                              1996. In October 2008, Mr. Hebert joined Burrill &
                              Company as Managing Director, Chief Administrative
                              Officer  and  Chief  Legal   Officer.   Burrill  &
                              Company,  based  in  San  Francisco,  is a  global
                              leader in life sciences with principal  activities
                              in  venture  capital,   private  equity,  merchant
                              banking   and  media.   Previously,   Mr.   Hebert
                              practiced  law with Heller  Ehrman LLP since 1962.
                              Mr.  Hebert  is  a  member  of  the   Compensation
                              Committee.

     The above retirement dates assume that no additional directors are appointed, or existing directors resign, during the period. Retiring directors are eligible for re-election.

Meetings of the Board

     Our Board of Directors held four meetings during 2008. The Board has three committees: Audit, Compensation and Business Development. The Audit Committee held four meetings during 2008, and there were no meetings held by the
Compensation Committee and the Business Development Committee. Director attendance at all Board and committee meetings was 96% during 2008.

Committees of the Board

Audit Committee

Members:  Harold E. Hughes, Jr. (Chairman), The Viscount Trenchard

     Our Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A (as amended and restated on May 8, 2008). The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the adequacy of (i) the financial reporting process (including reviewing the selection, application and disclosure of critical accounting policies), (ii) financial information that will be provided to shareholders and others, (iii) the systems of internal financial controls that management and the Board have established, and (iv) our audit process and to consider issues raised by our independent auditors in the U.K. and by our independent registered public accounting firm in the U.S. In addition, the Audit Committee is responsible for considering and recommending the appointment of, and reviewing fee arrangements with, our independent auditors in the U.K. and our independent registered public accounting firm in the U.S. During 2008, the Audit Committee met four times. The functions of our Audit Committee and its activities during 2008 are further described in the "Report of the Audit Committee of the Board of Directors" below.

Compensation Committee

Members:  Victor A. Hebert (Chairman), Harold E. Hughes, Jr.

     The Compensation Committee approves all elements of compensation for the Executive Chairman, including bonuses, other than grants of share options. The Compensation Committee recommends all grants of share options for the Executive Chairman, executive officers and employees to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. During 2008, the Compensation Committee did not hold any meetings.

Business Development Committee

Members:  Harold E. Hughes, Jr., The Viscount Trenchard

     The Business Development Committee was established on March 31, 2001 for the purpose of dealing generally with all aspects of new business areas, including expanding existing business internationally. Formal committee meetings are not generally held, as individual committee members undertake specific responsibilities for areas of new business development. During 2008, the Business Development Committee did not hold any meetings.

Nomination Committee

     Due to the small size of the Board, it is considered unnecessary for there to be a specific Nomination Committee and the whole Board acts in this capacity as and when required. The Board of Directors is comprised of four members (three of whom are non-executive directors).

     The Board of Directors meets quarterly and any nominations arising would normally be considered at those quarterly meetings. There is no written charter for the Board in relation to nominations and one is not considered necessary due to the infrequency of new Board appointments. If and when Board vacancies arise, the Board would consider applicants from a wide range of sources including recommendations from any existing director or officer. The Company may also use a third-party search firm depending upon the circumstances at the time of the vacancy. While there are no minimum qualifications as such for nominees, the Board would look for candidates with appropriate experience and background relative to the requirements of the Company at the time of the nomination. The Board does not accept unsolicited shareholder recommendations due to the small size of the Board, which is considered appropriate for the Company, and the infrequency of new Board appointments.

     No nominations for director were received for consideration during 2008 or 2009 to date.


                             DIRECTORS' COMPENSATION

Annual Compensation

     Each director receives a base annual fee of $3,750, except for the Executive Chairman who, effective June 30, 2001, no longer receives this fee. The Deputy Chairman receives an additional annual fee of $5,000. Each director on the Audit Committee and Compensation Committee receives an additional annual fee of $3,750, and each director on the Business Development Committee receives an additional annual fee of $5,000. Lord Trenchard receives an additional annual fee of $10,000 for administrative duties performed for the Company in Jersey.

Share Option Plan

     Under The London Pacific Group 1990 Employee Share Option Trust, a non-executive director may be granted options to purchase our Ordinary Shares, generally exercisable in four equal annual installments beginning one year from the date of grant. Options expire seven or ten years from the date of grant. On March 27, 2007, each non-executive director was granted 50,000 options with an exercise price equal to the market value of the Ordinary Shares on the grant date ($0.10) and vesting over four years. On August 19, 2008, the exercise price of these options was modified from $0.10 to $0.31, the net book value of the shares as of December 31, 2006. Until further notice, new option grants will have an exercise price equal to the net book value of the shares as of the end of the previous quarter. On August 20, 2008, each non-executive director was granted 50,000 options with an exercise price of $0.30, the net book value of the shares as of June 30, 2008, and vesting over four years.

     The Executive Chairman makes recommendations to the Trustees of The London Pacific Group 1990 Employee Share Option Trust in relation to such grants to the non-executive directors.

                  Director Summary Compensation Table for 2008

                                                              Non-Equity   Nonqualified
                              Fees                             Incentive     Deferred
                            Earned or                            Plan         Compen-     All Other
                            Paid in     Stock      Option       Compen-       sation       Compen-
          Name               Cash       Awards     Awards(1)    sation       Earnings     sation(2)      Total
                              $            $          $           #            $             $             $
----------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.         16,250         0       2,185           0            0             0        18,435
----------------------------------------------------------------------------------------------------------------
Victor A. Hebert              12,500         0       2,185           0            0             0        14,685
----------------------------------------------------------------------------------------------------------------
Viscount Trenchard            12,500         0       2,185           0            0        10,000        24,685
----------------------------------------------------------------------------------------------------------------

(1) On August 20, 2008, each non-executive director was granted 50,000 share options with an exercise price equal to the net book value of our Ordinary Shares on June 30, 2008 ($0.30) and vesting over four years. The grant date fair value of each 50,000 option award was $2,185.

(2) Amount reflects an additional annual fee of $10,000 for administrative duties performed for the Company in Jersey.


               LEGAL PROCEEDINGS INVOLVING OFFICERS AND DIRECTORS

     No material legal proceedings have been made against any of our executive officers or directors with respect to their duties to the Company.

             INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                 SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to beneficial ownership of Ordinary Shares as of March 31, 2009 for each person who is known by us to own beneficially more than 5% of the Ordinary Shares (including Ordinary Shares underlying ADRs), for directors and executive officers named in the Summary Compensation Table on page 9 of this Proxy Statement, and for all directors and executive officers as a group:

                                                         Amount and Nature of Ownership (1)
                                     -----------------------------------------------------------------------------

                                                           Options
                                        Number of        Exercisable          Total Shares         Percent of
                                         Ordinary      Within 60 Days of      Beneficially        Outstanding
                Name                   Shares Owned    March 31, 2009 (2)        Owned          Ordinary Shares
------------------------------------------------------------------------------------------------------------------
Arthur I. Trueger                       19,260,693          2,000,000          21,260,693               33.0%
650 California Street, Suite 2600
San Francisco, California 94108
------------------------------------------------------------------------------------------------------------------
The London Pacific Group                13,084,681                  -          13,084,681               20.3%
1990 Employee Share
Option Trust (2) (3)
Whiteley Chambers, Don Street
St. Helier, Jersey JE4 9WG
Channel Islands
------------------------------------------------------------------------------------------------------------------
Victor A. Hebert (4)                        45,000             45,000              90,000                   *
------------------------------------------------------------------------------------------------------------------
Harold E. Hughes, Jr.                            -             65,000              65,000                   *
------------------------------------------------------------------------------------------------------------------
The Viscount Trenchard                           -             45,000              45,000                   *
------------------------------------------------------------------------------------------------------------------
Ian K. Whitehead                               400          2,700,000           2,700,400                4.2%
------------------------------------------------------------------------------------------------------------------
All directors and executive             19,306,093          4,855,000          24,161,093               37.5%
  officers as a group (2)
------------------------------------------------------------------------------------------------------------------
Peter Gyllenhammar (5)                   5,175,000                  -           5,175,000                8.0%
Grev Turegatan 27
11438 Stockholm, Sweden
------------------------------------------------------------------------------------------------------------------
SC Fundamental Value                     5,634,240                  -           5,634,240                8.7%
Fund, L.P. (6)
747 Third Avenue, 27th Floor
New York, New York  10017
------------------------------------------------------------------------------------------------------------------
SC Fundamental Value                     4,079,970                  -           4,079,970                6.3%
BVI, Ltd. (7)
C/o Citco Fund Services (Cayman
Islands) Limited
Corporate Centre
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands
British West Indies
------------------------------------------------------------------------------------------------------------------

* Amount represents less than one percent.

(1) Except as described in footnote (4) below, each director and executive officer has sole voting and investment power with respect to his shares.

(2) The shares underlying the 4,855,000 options exercisable are also included in the 13,084,681 shares held by The London Pacific Group 1990 Employee Share Option Trust.

                                       7

(3) The Trustees of The London Pacific Group 1990 Employee Share Option Trust are entitled to notice of, and to vote at the Meeting, with each share entitling them to one vote. The Trust has waived its entitlement to dividends on any shares held. Victor A. Hebert, Deputy Chairman and a non-executive director, is one of the two trustees of the Trust.

(4) The number of Ordinary Shares owned by Mr. Hebert includes 40,000 shares held in a pension and profit sharing trust for the benefit of Mr. Hebert over which he has shared voting and investment power. The total number of shares beneficially owned by Mr. Hebert does not include any shares owned by The London Pacific Group 1990 Employee Share Option Trust, of which Mr. Hebert is one of the two trustees, and as to which shares Mr. Hebert disclaims any beneficial interest, except for his options covering 120,000 shares.

(5) We were notified on January 7, 2008 that Bronsstadet AB and Union Discount Company of London plc, companies wholly-owned by Mr. Peter Gyllenhammar, had increased their combined holdings to 4,545,000 Ordinary Shares on January 4, 2008. We were notified further on January 29, 2008 that the same two companies wholly-owned by Mr. Peter Gyllenhammar, had increased their combined holdings to 5,175,000 on January 25, 2008.

(6) Based on a notification received on April 3, 2006 which also indicated that 3,067,740 of the Ordinary Shares owned are held in ADR form.

(7) Based on a notification received on April 3, 2006 which also indicated that 2,221,470 of the Ordinary Shares owned are held in ADR form.


                             EXECUTIVE COMPENSATION

Executive Compensation Components

Base Salary and Annual Incentive Compensation

     For 2008, our executive officers received an annual salary, but no bonuses related to the prior year were paid, and no bonuses will be paid relating to 2008, due to the Company's net operating losses for 2008 and 2007. In addition, the Company is continuing to conserve cash in light of its efforts to develop its venture capital consulting business.

     Mr. Trueger and Mr. Whitehead currently receive annual salaries of $300,000 and (pound)500,000 (approximately $720,000 at an exchange rate of (pound)1 = $1.44), respectively. On August 12, 2008, the Company gave notice to Mr. Whitehead that his employment agreement would end on June 30, 2009. Reference is made to Exhibit 10.3.1 to the Company's Form 10-K for the year ended December 31, 2000 for a copy of Mr. Whitehead's employment agreement and to Mr. Whitehead's salary waiver described below in "Potential Payments upon Termination or Change in Control." In connection with the notice to end his employment agreement referenced above, Mr. Whitehead gave notice to the Company that he had rescinded his salary waiver. Therefore, Mr. Whitehead's annual salary increased from (pound)150,000 to (pound)500,000 for the period from July 1, 2008 through June 30, 2009.

Long-term Incentive Plan

     Share options may be granted to the Executive Chairman under The London Pacific Group 1990 Employee Share Option Trust. The Compensation Committee of the Board of Directors considers the responsibilities and performance of the Executive Chairman and the performance of the Group when determining the number of options to be recommended to the Trustees of The London Pacific Group 1990 Employee Share Option Trust. The Trust may grant share options to other officers and employees, following recommendations from the Executive Chairman to the Compensation Committee, which, if concurring, makes recommendations to the trustees of the Trust. The objectives of this plan include retaining the best personnel and providing for additional performance incentives.

     Generally,  option  grants  are  exercisable  in  four  equal  installments
beginning  one  year  from  the  date  of  the  grant,   subject  to  employment
continuation, and expire seven or ten years from the date of the grant.

     On March 27, 2007, the Chief Financial Officer was granted 1,000,000 share options with an exercise price equal to the market value of our Ordinary Shares on the grant date ($0.10) and vesting over four years. On August 19, 2008, the exercise price of these options was modified from $0.10 to $0.31, the net book value of the shares as of December 31, 2006. Until further notice, new option grants will have an exercise price equal to the net book value of the shares as of the end of the previous quarter. The Chief Financial Officer did not receive any new option grants during 2008.

     There were no option exercises during 2008 under The London Pacific Group 1990 Employee Share Option Trust by the named executive officers. The value of the share options held by them as of December 31, 2008 was nil as all vested and unvested share options were not in-the-money at that date.

Pension Plan

     The Group has a defined contribution plan for the Chief Financial Officer. This plan was established in 2000, with $58,000 contributed during the year ended December 31, 2008.

Deferred Compensation Plan

     The Company currently does not offer a deferred compensation plan for executive officers or employees.

Perquisites and Other Executive Benefits

     The Company currently does not offer any perquisites or other executive benefits to its executive officers.

Employment Contracts

     Mr. Whitehead joined us in September 1990 as Chief Financial Officer. The Company extended an employment letter to Mr. Whitehead. His employment is terminable either by the Company on twelve (12) months written notice or by Mr. Whitehead on six (6) months written notice. As discussed above, on August 12, 2008, the Company gave notice to Mr. Whitehead that his employment agreement would end on June 30, 2009.

     The Executive Chairman does not have a contract of service with the Company.


                           SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and non-cash compensation paid to our Executive Chairman and Chief Financial Officer for the last two fiscal years:

                                                                      Non-
                                                                     Equity    Nonqualified
                                                                    Incentive    Deferred
                                                                      Plan       Compen-    All Other
     Name and                                    Stock     Option    Compen-     sation      Compen-
Principal Position  Year    Salary      Bonus    Awards   Awards(1)  sation     Earnings     sation(2)    Total
                              $           $        $         $          #          $            $           $
------------------------------------------------------------------------------------------------------------------
Arthur I.           2008     300,000        0        0          0         0            0           0      300,000
Trueger,            2007     300,000        0        0          0         0            0           0      300,000
Executive Chairman
------------------------------------------------------------------------------------------------------------------
Ian K.              2008     581,083        0        0     31,600         0            0      64,781      677,464
Whitehead,          2007     301,250        0        0     27,722         0            0      54,225      383,197
CFO
------------------------------------------------------------------------------------------------------------------

                                       9

(1) Amount reflects the compensation expense recognized by Berkeley Technology Limited for financial statement reporting purposes with respect to share options during the 2008 and 2007 fiscal years in accordance with SFAS 123R. For a discussion of the assumptions used in the valuations, refer to Note 1 and Note 10 to our consolidated financial statements included in our Form 10-K for the year ended December 31, 2008.

     On March 27, 2007, Mr. Whitehead was granted 1,000,000 share options with an exercise price equal to the market value of our Ordinary Shares on the grant date ($0.10) and vesting over four years. The grant date fair value of these options was $64,900. On August 19, 2008, the exercise price of these options was modified from $0.10 to $0.31, the net book value of the shares as of December 31, 2006. The original fair value of $64,900 continues to be amortized over the vesting schedule of these options in accordance with SFAS 123R, as there is no incremental value of the modified options.

(2) Amounts represent pension plan contributions for 2007 and 2008, as well as $6,798 for life insurance and additional long-term disability insurance benefits in 2008 for Mr. Whitehead.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


                                    Option Awards                                          Stock Awards

             ------------------------------------------------------------  ----------------------------------------------
                                                                                                                 Equity
                                                                                                                Incentive
                                                                                                     Equity       Plan
                                                                                                    Incentive    Awards:
                                        Equity                                                        Plan      Market or
                                      Incentive                                                      Awards:     Payout
               Number     Number of      Plan                                                       Number of   Value of
                 of      Securities    Awards:                                           Market     Unearned    Unearned
             Securities  Underlying   Number of                             Number of   Value of     Shares,     Shares,
             Underlying    Unexer-    Securities                            Shares or   Shares or   Units or    Units or
               Unexer-     cised      Underlying                            Units of     Units of     Other      Other
               cised      Options:   Unexercised   Option      Option        Stock      Stock That   Rights      Rights
              Options:     Unexer-    Unearned    Exercise   Expiration     That Have    Have Not   That Have   That Have
    Name     Exercisable   cisable     Options      Price       Date       Not Vested    Vested    Not Vested  Not Vested
                  #           #           #           $                        #             $           #          $
-------------------------------------------------------------------------------------------------------------------------
Arthur I.
Trueger        2,000,000           0           0    $5.40    May 17, 2011           0           0           0          0
-------------------------------------------------------------------------------------------------------------------------
Ian K.           200,000           0           0    $2.46    Mar 20, 2011           0           0           0          0
Whitehead      1,000,000           0           0    $0.43    Jun 10, 2012           0           0           0          0
                 750,000     250,000           0    $0.15    May 13, 2015           0           0           0          0
                 250,000     750,000           0    $0.31    Mar 27, 2017           0           0           0          0
-------------------------------------------------------------------------------------------------------------------------


            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     The Company entered into an employment letter agreement with Mr. Whitehead in 1990. The agreement does not provide for a fixed term. If Mr. Whitehead's employment is terminated by the Company other than for cause, he is entitled to receive one year's written notice and to be paid at his full annual salary (pre-salary waiver) of (pound)500,000 (approximately $720,000 at an exchange rate of (pound)1 = $1.44). In addition, the Company will be obligated to make monthly contributions to the defined contribution pension plan set up for Mr. Whitehead for the one year notice period in the annual amount of (pound)36,000 (approximately $52,000 at an exchange rate of (pound)1.00 = $1.44), instead of at an annual amount of (pound)27,000 (approximately $39,000 at an exchange rate of (pound)1.00 = $1.44). As discussed above, on August 12, 2008, the Company gave notice to Mr. Whitehead that his employment agreement would end on June 30, 2009. In connection with the notice to end his employment agreement referenced above, Mr. Whitehead gave notice to the Company that he had rescinded his salary waiver. Therefore, Mr. Whitehead's annual salary increased from (pound)150,000 to (pound)500,000, and his annual pension contributions increased from (pound)27,000 to (pound)36,000, for the period from July 1, 2008 through June 30, 2009.

     Mr. Trueger does not have a contract of service with the Company.

     Under a December 31, 2008 termination scenario, all vested and unvested share options held by Mr. Trueger and Mr. Whitehead were out-of-the-money on that date, and thus no share options would have been exercised and no value would have been received by them.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, BDO Stoy Hayward LLP in the U.K., are responsible for auditing the financial statements in accordance with International Standards on Auditing (UK and Ireland), and the Company's independent registered public accounting firm, BDO Seidman, LLP in the U.S., are responsible for auditing the financial statements in accordance with the standards established by the PCAOB (United States). The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are neither professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to them and on the representations made by management that the financial statements have been prepared with integrity and objectivity, and on the representations of management and the opinions of BDO Stoy Hayward LLP and BDO Seidman, LLP that such financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

     The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2008 with the Company's management and with the Company's independent registered public accounting firm, BDO Seidman, LLP. The Audit Committee discussed with BDO Seidman, LLP the matters required to be discussed under generally accepted auditing standards (including Statements on Auditing Standards ("SAS") No. 61). In addition, the Audit Committee has discussed with the independent auditors, BDO Stoy Hayward LLP and BDO Seidman, LLP, the auditors' independence from management and the Company (including the matters in the written disclosure required by PCAOB Rule 3526), and considered the compatibility of non-audit services with the auditors' independence. The Audit Committee considered and believes that the performance of services related to "Audit-Related Fees" and "Tax Fees" is compatible with maintaining the independence of BDO Stoy Hayward LLP and BDO Seidman, LLP.

     For the years ended December 31, 2008 and 2007, BDO Stoy Hayward LLP and BDO Seidman, LLP billed or will bill the Company for the following fees:

                                               2008                      2007
         Audit Fees                        $151,967                  $146,441
         Audit-Related Fees (1)             $12,078                   $13,970
         Tax Fees (2)                        $2,070                    $3,025
         All Other Fees                          $0                        $0


(1) Related to the audits of our insurance  regulatory  reports.
(2) Related to tax compliance services.


     Based on the Audit Committee's review and discussions above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission, and in its 2008 Annual Report to Shareholders.

     The Audit Committee pre-approved all fees for audit and permissible non-audit services performed by BDO Stoy Hayward LLP and BDO Seidman, LLP.

     The Audit Committee has considered and concluded that the provision of the non-audit services in the table above is compatible with maintaining the independence of BDO Stoy Hayward LLP and BDO Seidman, LLP, and has pre-approved all such fees.

                                 AUDIT COMMITTEE
                        Harold E. Hughes, Jr. (Chairman)
                             The Viscount Trenchard



            OTHER INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Related Person Transactions

     We paid legal fees of approximately $45,000 during 2008 to a law firm of which one of our directors, Victor A. Hebert, was a member until October 2008.

     The  Board  of  Directors  reviews  all  related  person  transactions,  or
potential   related  person   transactions,   for   ratification,   revision  or
termination.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and related regulations require our directors, executive officers, and anyone holding more than 10% of the Company's Ordinary Shares to report their initial ownership of the Company's Ordinary Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC"). We are required to disclose in this Proxy Statement the failure of any reporting person to file these reports when due. To our knowledge, based solely on our review of copies of such reports received by us, we believe that during 2008, all reporting persons of the Company satisfied these filing requirements.


                                 CODE OF ETHICS

     On November 12, 2003, the Board of Directors adopted a Code of Ethics (the "Code") applicable to the Company's Chief Executive Officer, Chief Financial Officer, Controller, all other officers of the Company, or any other person serving in an equivalent position. This Code embodies our commitment to conduct business in accordance with the highest ethical standards and applicable laws, rules and regulations. Our Code was amended and restated in December 2007 and this amended and restated Code was filed as Exhibit 14.1 to our Form 10-K for the year ended December 31, 2007, filed with the SEC on March 31, 2008.


                                  OTHER MATTERS

     We know of no other matters to be presented at the Annual General Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the Meeting, the persons named as proxies will have discretionary authority to vote the shares underlying the ADRs represented by the accompanying proxy in accordance with their own judgment.


                             ADDITIONAL INFORMATION

Communications with the Board

     Security holders may send communications to the Board, or any member of it, care of the Secretary at the Group's mailing address in Jersey, Channel Islands (see address on page 13). Any appropriate delivery instructions clearly marked on the face of the communication or its envelope will be adhered to.

Communications to the Board or any member of the Board, without such specific delivery instructions, will be dealt with at the discretion of the Company's Secretary, and if necessary, in conjunction with the Company's Executive Chairman.

Shareholder Proposals for 2010 Annual General Meeting

     ADR holders are entitled to present proposals for action at a forthcoming meeting of shareholders if they comply with the requirements of the SEC's proxy rules. Any proposals intended to be presented at the 2010 Annual General Meeting of Shareholders of Berkeley Technology Limited must be received at our mailing address in Jersey, Channel Islands (see address below) on or before December 30, 2009 in order to be considered for inclusion in our proxy materials relating to such meeting.

Availability of Annual Report on Form 10-K

     A copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC, will be furnished without charge to ADR holders upon receipt by us of a request addressed to:

                       Robert A. Cornman
                       Secretary
                       Berkeley Technology Limited
                       P.O. Box 715
                       Jersey JE4 0PX
                       Channel Islands

     The enclosed form of proxy has been prepared at the direction of the Company, of which you are an ADR holder, and is sent to you at the request of our Board of Directors.


BERKELEY TECHNOLOGY LIMITED
By Order of the Board of Directors

/s/ Robert A. Cornman

Robert A. Cornman
Secretary

St. Helier
Jersey, Channel Islands

April 29, 2009

                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER
                      Adopted by the Board of Directors of
                           Berkeley Technology Limited
                       Amended and Restated on May 8, 2008


Composition:

     The Audit Committee shall be composed of two or more directors, as determined by the Board of Directors, each of whom shall meet the independence and financial literacy requirements of the Securities Exchange Commission (SEC), and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and such other attributes necessary to satisfy the "audit committee financial expert" requirements established by the SEC's final rules ("Final Rules") implementing Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "Act").

     In determining if each member of the Audit Committee satisfies the minimum standards for being considered "independent" under the Final Rules, no such member (or the member's family, law firm, accounting firm, consulting firm, investment banking firm or financial advisory firm) shall (x) accept or receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees for board or board committee service, or (y) be an affiliated person of the Company or any of its subsidiaries, other than in the capacity of a Director of the Company.

     Unless a chairperson is designated by the Board of Directors, the members of the Audit Committee may appoint their own chairperson by majority vote.

Responsibilities:

1. Select, nominate, appoint, retain (or terminate) and compensate the Company's independent auditors in the U.K. (for purposes of the Company's primary listing on the London Stock Exchange) and the Company's independent registered public accounting firm in the U.S. (for purposes of the Company's listing in the U.S.) (together, the Company's "independent auditors"); directly evaluate and oversee the performance of the independent auditors and, if so determined by the Audit Committee, replace the independent auditors, it being acknowledged that the independent auditors are ultimately accountable to the shareholders of the Company. In addition, the Audit Committee shall review the range and cost of audit and non-audit services performed by the independent auditors; approve in advance the engagement of the independent accounting firm for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement. The Audit Committee shall meet as often as is necessary, holding such regular or special meetings as may be called by the Chairman of the Audit Committee, or at the request of the independent auditors. The Audit Committee shall ensure that the independent auditors report directly to the Audit Committee, not management.

2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditors submit to the Audit Committee regarding the auditors' independence in accordance with the Act, the Final Rules, and Independence Standards Board Standard No. 1, discuss such reports with the auditors and, if so determined by the Audit Committee in response to such reports, take appropriate action to address issues raised by such evaluation, and ensure the rotation of the lead audit partner having primary responsibility for the audit, as required by law.

3. Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 114 as it may be amended, modified or supplemented, and in particular, describing all relationships between the independent auditors and the Company, and discuss with the independent auditors any relationships or services that may impact their objectivity or independence; and confer with the independent auditors and management concerning the scope of the independent auditors' audit of the consolidated financial statements of the Company and its subsidiaries; direct the attention of the independent auditors to specific matters or areas deemed by the Audit Committee to be of special significance; and authorize the independent auditors to perform supplemental reviews or audits as the Audit Committee may deem necessary, appropriate or desirable.

4. Instruct management and the independent auditors that the Audit Committee expects to be informed if there are any subjects that require special attention or if they perceive any significant deficiencies or material weaknesses in the Company's internal controls over financial reporting, as well as significant risks, exposures, complex or unusual transactions, audit activities and audit findings; review with the independent auditors any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to requested or required information and any significant disagreement among management and the independent auditors in connection with the preparation of financial statements.

5. Meet with management and the independent auditors to discuss the annual financial statements and the report and opinion of the independent auditors thereon, and to discuss significant issues encountered in the course of the audit work, including significant changes in accounting principles or the application therein, restrictions on the scope of activities, access to required information and adequacy of internal financial controls; discuss with management all Section 302 and Section 906 certifications required by the Act, and review management's report on internal controls as required by Section 404 of the Act.

6. Review the management letter delivered by the independent auditors in connection with the audit, earnings press releases, including pro forma or adjusted non-GAAP information, and other financial information or earnings guidance given to analysts and rating agencies.

7. Meet quarterly with management and the independent auditors to review interim financial statements, and to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the Chairman of the Audit Committee.

8. Meet at least once each year in separate executive sessions with management and the independent auditors to discuss matters that any of them or the Audit Committee believes could significantly affect the financial statements and should be discussed privately; discuss alternative treatments of financial information within generally accepted accounting principles that the independent auditors have discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors, as well as regulatory and accounting initiatives, on the financial statements of the Company. In addition, the Audit Committee shall perform an annual self-evaluation.

9. Have such meetings with management and the independent auditors as the Audit Committee deems necessary, appropriate or desirable to discuss significant financial risk exposures facing the Company and management's plans for monitoring and controlling such exposures; and to obtain from the independent auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries; review and discuss with management the adequacy of the Company's internal controls and procedures for financial reporting.

10. Review significant changes to the Company's accounting principles and practices proposed by the independent auditors or management.


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


11. Conduct or authorize such inquiries into matters within the Audit Committee's scope of responsibility as the Audit Committee deems appropriate and as otherwise required by the Act and the Final Rules. The Audit Committee shall review all related party transactions on an ongoing basis and approve any related party transaction. The Audit Committee shall be empowered to retain independent counsel and other professional advisors, including counsel, as it deems necessary to carry out its duties and to assist in the conduct of any such inquiries. The Audit Committee shall also establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

12. Provide minutes of Audit Committee meetings to the Board of Directors, and report to the Board of Directors on any significant matters arising from the Audit Committee's work.

13.    At  least  annually,   review  and  reassess  this  charter,   the  Audit
       Committee's budget, staffing and independence, and, if appropriate, recommend proposed changes to the Board of Directors.

14. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

15. In the performance of its responsibilities, the Audit Committee is the representative of the shareholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the Company's financial statements are complete and accurate or in accordance with U.S. generally accepted accounting principles.


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